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                                                                    EXHIBIT 10.9


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND SUCH LAWS.

                                                        Option Certificate No. 1


                               OPTION TO PURCHASE
                        1,000,000 SHARES OF COMMON STOCK

                       BAYARD DRILLING TECHNOLOGIES, INC.

                          Incorporated under the laws
                            of the State of Delaware

              This certifies that, for value received, Chesapeake Energy Corporation, the registered holder hereof (the "Holder"), is entitled to purchase from BAYARD DRILLING TECHNOLOGIES, INC. (the "Company"), at any time during the period commencing the date hereof and ending at 5:00 p.m., Dallas, Texas time, on the applicable Expiration Date set forth in the Option Agreement (as hereinafter defined), at a purchase price per share of $12 (the "Exercise Price"), the number of shares of Common Stock of the Company set forth above (the "Shares"). The number of Shares purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as set forth in the Option Agreement.

              This Option may be exercised in whole or in part by presentation of this Option Certificate with the Purchase Form attached hereto duly executed, accompanied by payment of the Exercise Price, at the principal office of the Company. Payment of the Exercise Price shall be made by wire transfer of immediately available funds or by certified or cashiers' check or any combination thereof.

              This Option is issued under and in accordance with an Option Agreement (the "Option Agreement"), dated as of December 5, 1996, by and among the Company and the Holder and is subject to the terms and provisions contained in the Option Agreement (including those terms that provide for periods during which the Option may not be exercised).

              Upon any partial exercise of this Option, there shall be signed and issued to the Holder a new Option Certificate in respect of the Shares as to which this Option shall not have been exercised. This Option may be exchanged at the office of the Company by surrender of this Option Certificate properly endorsed for one or more new Option Certificates representing the same aggregate number of Shares as are evidenced by the Option exchanged.


                                           BAYARD DRILLING TECHNOLOGIES, INC.


                                           By: /s/ JAMES E. BROWN
                                               --------------------------
                                                 President
Dated:





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                       BAYARD DRILLING TECHNOLOGIES, INC.
                                 PURCHASE FORM

              The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Option Certificate for, and to purchase thereunder, _____________________________________ shares of Common Stock (the
"Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:

                  _________________________________________
                  _________________________________________
                  _________________________________________

           (Please print or type name, address and Social Security
                  Number or Taxpayer Identification Number)

and, if said number of Shares shall not be all the Shares purchasable thereunder, that a new Option Certificate with respect to the balance of the Shares purchasable under the within Option Certificate be registered in the name of the undersigned Holder as below indicated and delivered to the address stated below.

Dated:______________________

Name of Holder:


__________________________________________________
       (Please Print)

Address:             ___________________________________________
                     ___________________________________________
                     ___________________________________________

Signature:________________________________________

NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS OPTION CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.